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                                                                    EXHIBIT 10.1


                            62 FOURTH AVENUE, WALTHAM
                              OFFICE BUILDING LEASE


                            TENANT: NEUROMETRIX, INC.
                           LANDLORD: FOURTH AVENUE LLC


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                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
1.0    REFERENCE DATA...........................................................................1

2.0    DESCRIPTION OF PREMISES..................................................................2
       2.1.   Premises..........................................................................2
       2.2.   Appurtenant Rights................................................................2
       2.3.   Reservations......................................................................3

3.0    TERM OF LEASE............................................................................3
       3.1.   Term..............................................................................3

4.0    TAKING OCCUPANCY.........................................................................3
       4.1.   Occupancy As Is...................................................................3
       4.2.   Delivery of Possession............................................................4

5.0    USE OF PREMISES..........................................................................4
       5.1.   Permitted Use.....................................................................4
       5.2.   Prohibited Uses...................................................................4
       5.3.   Licenses and Permits..............................................................5

6.0    RENT.....................................................................................5
       6.1.   Annual Base Rent..................................................................5
       6.2.   Security Deposit..................................................................5
       6.3.   Taxes.............................................................................8
       6.4.   Operating Expenses................................................................9
       6.5.   Late Payment Charge...............................................................9
       6.6.   Absolute Net Lease...............................................................10
       6.7.   Books and Records................................................................10

7.0    UTILITIES AND SERVICES..................................................................10
       7.1.   Utilities........................................................................10
       7.2.   Heating, Ventilation and Air Conditioning........................................11
       7.3.   Elevators........................................................................13
       7.4.   Cleaning.........................................................................13
       7.5.   Other  Maintenance and Services..................................................14
       7.6.   Landlord Reservations............................................................14

8.0    MAINTENANCE OF AND IMPROVEMENTS TO PREMISES.............................................15
       8.1.   Changes or Alterations by Landlord...............................................15
       8.2.   Alterations and Improvements by Tenant...........................................15
       8.3.   Tenant's Contractors - Mechanics' and Other Liens - Standard of Tenant's
              Performance - Compliance with Laws...............................................16
       8.4.   Fixtures, Equipment and Improvements - Removal by Tenant.........................17
       8.5.   Repairs by Tenant................................................................17

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
       8.6.   Locks............................................................................18
       8.7.   Tenant's Improvements and Condition of Premises at Termination...................18

9.0    INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION.................................18
       9.1.   Tenant's Insurance ..............................................................18
       9.2.   Additional Insureds..............................................................19
       9.3.   Certificates of Insurance........................................................19
       9.4.   Tenant's Compliance............................................................. 20
       9.5.   Indemnification..................................................................20
       9.6.   Property of Tenant...............................................................21
       9.7.   Landlord's Liability.............................................................21
       9.8.   Waiver of Subrogation............................................................22
       9.9.   Property Insurance...............................................................22
       9.10.  Landlord's Indemnification.......................................................22

10.0   ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.................................................23

11.0   MISCELLANEOUS COVENANTS.................................................................28
       11.1.  Rules and Regulations............................................................28
       11.2.  Nuisance.........................................................................28
       11.3.  Access to Premises...............................................................28
       11.4.  Accidents to Sanitary and other Systems..........................................29
       11.5.  Signs, Blinds and Drapes.........................................................29
       11.6.  Estoppel Certificate.............................................................29
       11.7.  Requirements of Law - Fines and Penalties........................................29
       11.8.  Floor Loading....................................................................30
       11.9.  Tenant's Access..................................................................30

12.0   PARKING.................................................................................30

13.0   CASUALTY................................................................................30

14.0   CONDEMNATION -EMINENT DOMAIN............................................................32

15.0   DEFAULT.................................................................................33
       15.1.  Conditions of Limitation - Re-entry - Termination................................33
       15.2.  Damages - Termination............................................................34
       15.3.  Fees and Expenses................................................................35
       15.4.  Landlord's Remedies Not Exclusive................................................35
       15.5.  Grace Period.....................................................................35

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
16.0   ABANDONED PROPERTY......................................................................35

17.0   SUBORDINATION...........................................................................36

18.0   QUIET ENJOYMENT.........................................................................36

19.0   ENTIRE AGREEMENT - WAIVER - SURRENDER...................................................36
       19.1.  Entire Agreement.................................................................36
       19.2.  Waiver by Landlord...............................................................37
       19.3.  Surrender........................................................................37

20.0   INABILITY TO PERFORM - EXCULPATORY CLAUSE...............................................37

21.0   LANDLORD'S CONSENT......................................................................38

22.0   RIGHT TO RELOCATE.......................................................................38
       Intentionally omitted...................................................................38

23.0   BILLS AND NOTICES.......................................................................38

24.0   HOLDOVER................................................................................39

25.0   NO OPTION...............................................................................39

26.0   PARTIES BOUND - SEIZING OF TITLE........................................................39

27.0   MISCELLANEOUS...........................................................................40
       27.1.  Separability.....................................................................40
       27.2.  Captions.........................................................................40
       27.3.  Landlord or Tenant...............................................................40
       27.4.  Broker...........................................................................40
       27.5.  Governing, Law...................................................................40
       27.6.  Assignment of Lease, and/or Rents................................................40
       27.7.  Notice of Lease..................................................................41

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                                 LEASE AGREEMENT

        THIS LEASE made this October 18, 2000 between Fourth Avenue LLC, a Massachusetts limited liability company with offices at One Gateway Center in Newton, Massachusetts having offices at One Gateway Center, Newton, Massachusetts (the "Landlord"), and NeuroMetrix, Inc., a Massachusetts corporation, with offices located in Cambridge, Massachusetts (the "Tenant").

        In consideration of the rents and the covenants to be paid and performed by the Tenant and upon the terms and conditions of this Lease, the Landlord hereby leases to Tenant and Tenant hires from Landlord the Premises (as defined below) and as shown on the plan attached hereto as Exhibit A and made a part hereof.

1.0     REFERENCE DATA

        Each reference in this Lease to any term defined in this Article shall be deemed and construed to incorporate the data stated following that term in this Article.

ADDITIONAL RENT:    Sums or other charges payable by Tenant to Landlord under
                    this Lease, other than Annual Base Rent.

ANNUAL BASE RENT:

                                                             Annual Base      Monthly
        Period:                                                 Rent:       Installment:
        --------------------------------------------------------------------------------
        January 1, 2001 through December 31, 2004           $  810,000.00   $  67,500.00
        January 1, 2005 through March 31, 2009              $  930,000.00   $  77,500.00

BROKER:                                 McPherson Corporation

BUILDING:                               Landlord's single-story office building,
                                        commonly referred to as 62 Fourth Avenue in Waltham, Massachusetts.

BUSINESS DAY:                           All days except Saturdays, Sundays and
                                        days defined as "legal holidays".

LAND: The parcel of land on which the Building and the related improvements are situated as shown on Exhibit B.

LEASE YEAR:                             A twelve (12) month period beginning on
                                        the Term Commencement Date or an
                                        anniversary thereof.

LANDLORD'S ADDRESS:                     c/o J. F. White Properties, Inc.
                                        One Gateway Center, Newton, MA 02458

MORTGAGE:                               A mortgage, deed of trust, trust
                                        indenture, or other security instrument
                                        of record creating an interest in or

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                                        affecting title to the Property or any
                                        part thereof, and any renewal,
                                        modification, consolidation or extension of any such instrument.

MORTGAGEE:                              The holder of any Mortgage.

PARKING AREAS:                          Those areas on the Property designated
                                        for parking as shown on Exhibit B.

PREMISES:                               Approximately 30,000 square feet of
                                        rentable area located on the ground
                                        floor of the Building, as more fully
                                        described in the Article of this Lease
                                        entitled "DESCRIPTION OF PREMISES".

PROPERTY:                               The Building and the Land and any
                                        improvements on the Land.

RENT:                                   Annual Base Rent and Additional Rent.

SECURITY DEPOSIT:                       $1,860,000.00

TENANT'S ADDRESS:                       Until the Term Commencement Date, One
                                        Memorial Drive, Cambridge, MA 02142, and thereafter the Premises.

TENANT'S PROPORTIONATE SHARE OF REAL    100%
ESTATE TAXES:

TERM COMMENCEMENT DATE:                 January 1, 2001

TERM EXPIRATION DATE:                   March 31, 2009

TERM: A period of time commencing on the Term Commencement Date and ending on the Term Expiration Date.

USE OF THE PREMISES:                    General office (including computer and
                                        data rooms used by Tenant for the
                                        conduct of Tenant's business), research
                                        and development and light assembly and
                                        for no other purpose or use.

2.0     DESCRIPTION OF PREMISES

        2.1. PREMISES. The premises leased by Tenant under this Lease shall be the Premises (as the same may from time to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant to rights of Landlord hereinafter reserved).

        2.2. APPURTENANT RIGHTS. Tenant shall have, as appurtenant to the Premises, rights to use the Parking Areas and those roadways and walkways which are both on the Property and are

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necessary for access to the Premises; provided, however, that such rights shall be subject to reasonable rules and regulations from time to time made by Landlord and communicated to Tenant, all pursuant to the Section of this Lease entitled "Rules and Regulations".

        2.3. RESERVATIONS. Landlord reserves the exclusive right to use and to grant to other persons or entities designated by Landlord from time to time the right to use the perimeter walls of the Premises (except the inner surfaces thereof), any balconies, terraces or roofs adjacent to the Premises, and any spaces in or adjacent to the Premises used for serving other portions of the Building or other portions of the Property exclusively or in common with the Premises, including without limitation (where applicable) shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building or Property facilities, and the use thereof, as well as the right of access through the Premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to Landlord.

        Without any intended limitation, Landlord specifically reserves the right to lease or license to others rights with respect to the roof or other portions of the Building; provided however, that (i) Landlord shall not lease or license to others rights with respect to the roof or other portions of the Building for advertisement purposes, (ii) the exercise of Landlord's rights under this paragraph shall not materially adversely alter the general aesthetic appearance of the Building, (iii) Tenant shall not be obligated to pay any taxes or other charges (including, without limitation, charges for utilities) to the extent any such taxes or other charges are due solely to the exercise of Landlord's rights under this paragraph and (iv) Tenant shall not be responsible to maintain or remove any equipment which is installed on the roof or other portions of the Building solely as a result of the exercise of Landlord's rights under this paragraph nor shall Tenant be required to repair any damage to the Building to the extent such damage is due solely to such equipment or the exercise of Landlord's rights under this paragraph. In the event Landlord exercises such rights, Tenant agrees to permit Landlord and any tenant, licensee or other designee of Landlord reasonable access in and through the Premises and other portions of the Property in order to install, maintain, repair, remove, use and otherwise have antennas or other equipment on the roof of the Building or elsewhere on the Property; provided that in no event shall such activities by the Landlord or Landlord's tenant, licensee or other designee unreasonably materially adversely interfere with the use of the Premises by Tenant for the Use of the Premises or any other right or obligation of Tenant under the Lease.

3.0     TERM OF LEASE

        3.1. TERM. The term of this Lease shall be for the Term (or until such Term shall sooner cease or expire) commencing on the Term Commencement Date and ending on the Term Expiration Date.

4.0     TAKING OCCUPANCY

        4.1. OCCUPANCY AS IS. Tenant acknowledges that Tenant has inspected or has had the opportunity to inspect the Premises and is satisfied in all respects thereto and Landlord shall not be required to make any repairs or improvements or perform any other work to deliver possession of the Premises to Tenant. Tenant shall accept occupancy of the Premises "as is", and any work necessary to prepare the Premises for occupancy by Tenant shall be performed by Tenant in compliance with the terms and provisions of this Lease at Tenant's own expense.

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        4.2.   DELIVERY OF POSSESSION. If Landlord is delayed in Landlord's ability to deliver possession of all or any portion of the Premises to Tenant as otherwise required herein whether because of strikes, labor difficulties, difficulties in obtaining materials, fire, governmental regulations, or any other circumstances beyond Landlord's reasonable control (including, without limitation, the failure of existing tenants to vacate), then such delay shall not constitute a breach or default on the part of the Landlord under this Lease or give rise to any claims of damage or expenses of any kind against the Landlord by Tenant, either direct or consequential; provided that (a) Landlord shall proceed with reasonable diligence to deliver the Premises or any remaining portion thereof to the Tenant and (b) if Landlord is unable to deliver possession of the entire Premises by January 1, 2001, then Tenant's sole and exclusive remedy at law and in equity shall be that the Term Commencement Date, the Term Expiration Date and schedule of Annual Base Rent shall be adjusted to reflect any such delay and (c) if Tenant elects to occupy a portion of the Premises and Landlord consents to such occupancy of a portion of the Premises (the "Partial Premises") (which consent shall not unreasonably be with held), Tenant shall occupy such Partial Premises on all of the terms and conditions of the Lease, except that, until the entire Premises is delivered to Tenant, (i) Tenant shall pay the Landlord Annual Base Rent based on the rate of $27.00 per square foot per year for the Partial Premises, (ii) Tenant's Proportionate Share of Real Estate Taxes and all other applicable Additional Rent shall be adjusted to reflect the area of the Partial Premises relative to the area of the entire Premises, (iii) Tenant's rights to use the Parking Areas and related access ways shall be in common with other occupants of the Building and limited to use of a proportionate share of the then existing parking spaces in the Parking Areas (such proportionate share reflecting the area of the Partial Premises relative to the area of the entire Premises) and (iv) Tenant's obligations with respect to the performance of maintenance and repairs shall be limited to the Partial Premises except to the extent that other maintenance or repairs to the Premises, other portions Building or the Property are required as a result of the acts or omissions of Tenant, its agents contractors or employees.

        Notwithstanding anything in the foregoing paragraph to the contrary, in the event Landlord is unable to deliver possession of the entire Premises to Tenant by April 30, 2001, Tenant shall have the right to terminate this Lease by written notice ("Termination Notice") to Landlord received on or after May 1, 2001 and prior to the earlier of (a) the date on which Landlord tenders possession of the entire Premises to Tenant or (b) May 8, 2001. The foregoing termination right shall be Tenant's sole and exclusive remedy for Landlord's failure to timely deliver possession of the entire Premises.

5.0     USE OF PREMISES

        5.1. PERMITTED USE. Tenant shall occupy and use the Premises for the permitted Use of the Premises and for no other purpose. Service and utility areas (whether or not a part of the Premises) shall be used only for the particular purpose for which they are designated.

        5.2. PROHIBITED USES. Tenant shall not use, permit the use of, permit anything to be done in or on or anything to be brought into or onto or kept in or on the Premises, the Building, the Property or any part of thereof (i) which would violate any covenant, agreement, term, provision or condition of this Lease, (ii) for any unlawful purpose or in any unlawful manner, or (iii) which, in the reasonable judgment of Landlord shall in any way (a) impair or tend to impair the appearance or reputation of the Building or the Property, (b) impair or interfere with or tend to impair or interfere with any of the Building or Property services or the proper and economic

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heating, cleaning, air conditioning or other servicing of the Building or the
Property or any portion thereof or with the use of the Building or the Property or any portion thereof, or (c) occasion discomfort, inconvenience or annoyance to any other tenant, licensee or other occupant of the Property or any neighboring property, whether through the transmission of noise or odors or vibrations or otherwise.

        No outside storage of any sort shall be permitted at any time. Tenant shall not bring or permit to be brought into or keep in or on the Premises, the Building or elsewhere on the Property any oil or any toxic, hazardous, inflammable, combustible or explosive fluids, materials, chemicals or substances, (including without limitation any hazardous substances within the meaning of Chapter 21E of the Massachusetts General Laws and any medical waste or any fluid, material, chemical or substance considered to be biologically hazardous) (except in the Premises where such are related to Tenant's use of the Premises, provided that the same are stored and handled in a proper fashion consistent with applicable legal standards), or cause or permit any odors to emanate from or permeate the Premises or any other portion of the Property.

        The Property shall be maintained in a sanitary condition, and kept free of rodents and vermin. Tenant shall suitably store all trash and rubbish in the Premises, the Building or elsewhere on the Property in locations designated by Landlord from time to time.

        5.3. LICENSES AND PERMITS. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant, at Tenant's expense, shall duly procure and maintain such license or permit and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit.

6.0     RENT

        6.1. ANNUAL BASE RENT. Tenant shall pay to Landlord, without any demand, setoff or deduction, at Landlord's Address, or to such other person or at such other place as Landlord may designate by notice to Tenant, the Annual Base Rent. The Annual Base Rent shall be paid in equal Monthly Installments in advance on or before the first Business Day of each calendar month during the Term of this Lease and shall be apportioned for any fraction of a month in which the Term Commencement Date or the last day of the Term of this Lease may fall.

        6.2. SECURITY DEPOSIT. It is understood that upon the execution of this Lease, Tenant shall have deposited the sum of the Security Deposit as security for the faithful performance and observance by Tenant of the terms, conditions, provisions and covenants of this Lease, it being further understood however, that said deposit is not to be considered prepaid Rent. Landlord shall hold the Security Deposit in a separate interest bearing account, which Tenant acknowledges may not be fully insured due to the amount of the Security Deposit and Landlord shall not be obligated for the loss of any uninsured portion of the Security Deposit. Provided Tenant is not in default in respect to any of the terms, conditions, provisions and covenants of this Lease, then upon Tenant's written request, Landlord shall pay to Tenant annually interest then accumulated and undisbursed on the Security Deposit. In the event Tenant defaults in respect to any of the terms, conditions, provisions and covenants of this Lease, including, but not limited to the payment of Rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent or any other sum as to

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which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default with respect to this Lease, including but not limited to any amount for which the Tenant is liable under the Article contained herein entitled "DEFAULT" provided, however, that such Security Deposit shall in no way be construed as liquidated damages for any default or breach of any term, condition, provision and covenant of this Lease, nor shall Landlord be required, because of said deposit, to waive its right under the Article contained herein entitled "DEFAULT" to terminate this Lease in the event of default. In the event Landlord uses, applies or retains any part or all of the Security Deposit and the Lease continues or Tenant's occupancy continues in the Premises or elsewhere on the Property, Tenant shall within ten
(10) days after written notice from the Landlord make such further or other deposit of moneys as may be necessary to bring the balance of the deposit to a sum equal the Security Deposit.

        In the event the Tenant shall fully and faithfully comply with all of the terms, conditions, provisions and covenants of this Lease, the Security Deposit made hereby (or what may remain thereof) shall be returned, with interest, to Tenant after the termination of the Lease and upon delivery of possession of the Premises to Landlord.

        Notwithstanding anything contained in this Section 6.2, "SECURITY DEPOSIT.", to the contrary, in place of a cash deposit or any portion thereof, the Tenant may provide Landlord with a clean irrevocable letter of credit from an Approved Financial Institution (as described below in this paragraph) in the amount set forth in Article 1.0, "REFERENCE DATA", for the defined term "SECURITY DEPOSIT:". The letter of credit and any replacement thereof shall be in a form approved by Landlord, shall be for a minimum of one year and thereafter renew automatically as set forth below and shall include a right of assignment to any successor to Landlord's interests hereunder. Such letter of credit, and any replacement thereof, shall be drawn on Imperial Bank (a California corporation with principal offices in Los Angeles, California) or other reputable financial institution qualified to do business in and having an office in Massachusetts and approved by Landlord from time to time (an "Approved Financial Institution"). In the event of a material adverse change in the financial position of any Approved Financial Institution which has issued a letter of credit hereunder, Landlord reserves the right to require that Tenant change the issuing Approved Financial Institution to another Approved Financial Institution. If the Approved Financial Institution on which the original letter of credit or any replacement letter is drawn is declared insolvent or placed into conservatorship or receivership, Tenant shall, within 10 days thereafter, replace the then-outstanding letter of credit with cash on deposit with Landlord or a like letter of credit from another Approved Financial Institution. The letter of credit shall contain a clause whereby the issuing Approved Financial Institution agrees to automatically extend the term of the letter of credit for one year periods throughout the Term unless, not less than sixty (60) days prior to the date on which the letter would expire absent such extension, the issuing Approved Financial Institution gives notice to the Landlord, by certified or registered mail, of non-extension. In the event of notice from the issuing Approved Financial Institution of non-extension, Tenant shall, not later than thirty (30) days prior to the date on which the outstanding letter shall expire, obtain a replacement letter of credit from an Approved Financial Institution, under all of the terms and conditions set forth above. Upon (i) the occurrence of a default of Tenant and written certification thereof by Landlord to the issuing Approved Financial Institution, or (ii) the failure of Tenant to replace any such letter at least thirty (30) days prior to its expiration, Landlord may at its election draw the full amount or any

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part thereof, and hold, use and apply the proceeds thereof as if such proceeds were originally deposited with Landlord in cash under this Section. Landlord may elect to use such proceeds (or any excess proceeds after application) to obtain from another Approved Financial Institution a replacement letter of credit, and the cost of such replacement shall be deducted from the available balance and reimbursed by Tenant. From and after the time at which Landlord shall have drawn all or any portion of the proceeds of such a letter of credit, if Landlord shall not elect to obtain its own replacement letter of credit, Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to apply such proceeds, or any part thereof, to Landlord's damages arising from any then existing or subsequently occurring default of Tenant. There then existing no default of Tenant, Landlord shall return the proceeds (or, if not drawn upon, any letter of credit), or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section, to Tenant on the expiration or earlier termination of the Term of this Lease and surrender of possession of the Premises by Tenant to Landlord at such time. If Landlord conveys Landlord's interest under this Lease, the proceeds (or, if not drawn upon, any letter of credit), or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and, when actually tamed over, Tenant agrees to look solely to such grantee for proper application of the proceeds herewith. The holder of a mortgage shall not be responsible to Tenant for the return of any letter of credit or application of any such proceeds, whether or not it succeeds to the position of Landlord hereunder, unless such proceeds or letter of credit shall have actually been received by such holder.

        Notwithstanding anything to the contrary contained in this Section 6.2, "SECURITY DEPOSIT." or the definition of the defined term "SECURITY DEPOSIT:" in
Article 1.0, "REFERENCE DATA", "Tenant's Security Deposit Reduction Notice" shall be a written notice given by Tenant to Landlord after the last day of the 48th consecutive full month of the Term which notice shall include

               (i) Tenant's independently audited financial statements (the "Security Deposit Reduction Financial Statements") for the 12 consecutive full fiscal months immediately preceding the giving of Tenant's Security Deposit Reduction Notice (the "Security Deposit Reduction Analysis Period"),

               (ii) a letter from a reputable accounting firm indicating that such firm has audited the Security Deposit Reduction Financial Statements and that the information contained in the Security Deposit Reduction Financial Statements is true and correct and has been prepared in accordance with Generally Accepted Accounting Principals,

               (iii) a certified statement by such accounting firm that, as of the giving of Tenant's Security Deposit Reduction Notice, Tenant has, in unrestricted unencumbered cash on deposit with one or more reputable financial institutions, the greater of (a) $5,000,000.00 or (b) twice the amount of any net loss shown on the Security Deposit Reduction Financial Statements for the Security Deposit Reduction Analysis Period and

               (iv) a request by Tenant that the amount shown as the definition of the defined term "SECURITY DEPOSIT:" be reduced to $1,430,000.00 in accordance with this provision.

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Provided (a) Tenant is not and has not any time been in default under the Lease and no condition exists which with passage of time or the giving of notice or both would give rise to a default by Tenant under the Lease, (b) Landlord has approved Tenant's Security Deposit Reduction Notice which has been given pursuant to the immediately preceding sentence and (c) Landlord is satisfied that the information contained in Tenant's Security Deposit Reduction Notice is true and correct and Tenant does in fact have the amount of unrestricted unencumbered cash required pursuant to clause (iii) above in the immediately preceding sentence, the definition of the defined term "SECURITY DEPOSIT:" shall be amended to be $1,430,000.00 and any funds then held by Landlord as Security Deposit or the amount of any letter of credit in lieu thereof shall be adjusted between the parties as applicable to reflect such reduced amount of the Security Deposit.

        6.3. TAXES. "Real Estate Taxes" shall mean all taxes, assessments and betterments, levied, assessed or imposed by any governmental authority upon the Building, the Land or any portion thereof, or arising from, or imposed on, the ownership or operation of the Building, the Land or any portion thereof, or the ownership of the tenant's interest under any ground lease and any payment in addition to or in lieu of any of the same required now or in the future. "Real Estate Taxes" shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes or, except to the extent due to Tenant's failure to timely pay Tenant's Proportionate Share of Real Estate Taxes, any interest or penalties incurred by Landlord as a result of Landlord's late payment of Real Estate Taxes.

        Tenant shall pay to Landlord as Additional Rent "Tenant's Proportionate Share of Real Estate Taxes" of all Real Estate Taxes, prorated with respect to any portion of a fiscal year in which the Term of this Lease begins or ends. Such payments are to be made by the Tenant to the Landlord in installments corresponding to the installments in which said taxes are payable by the Landlord. Each payment shall be due and payable within ten (10) days after written notice by the Landlord to the Tenant of the amount of such installment. If Landlord shall receive any refund of any real estate taxes of which Tenant has paid a portion pursuant to this Section, then, out of any balance remaining after deducting Landlord's expenses incurred in obtaining such refund, Landlord shall pay or credit to Tenant the same proportionate share of said balance, prorated as set forth above, but in no event more than the amount paid by the Tenant with respect to the year in question. Landlord shall have no obligation to seek any such refund and Tenant shall have no right to seek or to control any abatement, dispute, or other proceeding with any governmental agencies or entities with respect to the real estate taxes as described in this Section. Tenant shall, if as and when demanded by Landlord and with each Monthly Installment of Annual Base Rent, make tax fund payments to Landlord. "Tax fund payments" refer to such payments as Landlord shall determine to be sufficient to provide in the aggregate a fund adequate to pay, when they become due and payable, all payments required from Tenant under this Section. In the event that tax fund payments are so demanded, and if the aggregate of said tax fund payments is not adequate to pay Tenant's share of such taxes, Tenant shall pay to Landlord the amount by which such aggregate is less than the amount of said share, such payment to be due and payable at the time set forth above. Any surplus tax fund payments shall be accounted for to Tenant after such surplus has been determined, and may be credited by Landlord against future tax fund payments or refunded to Tenant at Landlord's option. If during the term of this Lease or any extension thereof, a tax or excise on rents or other tax (excluding income tax), however described, shall be levied or assessed against Landlord by the Commonwealth of Massachusetts or any political subdivision thereof on account of the rental hereunder, such tax or excise on rents or other taxes assessed on the land and buildings of which the Premises form a part shall be deemed to constitute Real Estate Taxes for the purposes of this Section. It is also understood and agreed that the term Real Estate Taxes includes betterments and improvement assessments, provided, however, that the Landlord shall for the purposes of this Section, be deemed to have elected to pay any such assessments over the longest period of time permitted by law (whether or not the Landlord in fact makes such election), and only those installments which are or would be payable with respect to the tax years which are included in the term of this Lease or any extension thereof (with interest which is or would be payable thereon) shall be included in the Real Estate Taxes for said tax years for the purposes hereof. In the event the taxing authorities shall, during the term of this Lease, or any extension thereof, assess along with Real Estate Taxes, a personal property tax on Tenant's trade fixtures, leasehold improvements, furnishings, lighting fixtures, heating and cooling equipment, or other equipment in the Premises, the Building or elsewhere on the Property, whether or not such are owned and installed by Landlord, the taxes thus assessed shall be paid by Tenant within ten (10) days of notice by Landlord of the amount due.

        Notwithstanding anything to the contrary contained above in this Section 6.3, "TAXES.", if Landlord leases or licenses to others rights with respect to the roof of the Building, Tenant shall not be obligated to pay the taxes assessed for or associated with any equipment on the roof installed by any such third party tenant or licensee or installed by Landlord for the benefit of such third party tenant or licensee.

        Notwithstanding anything to the contrary contained above in this Section 6.3, "TAXES.", Tenant may by notice to Landlord ("Tenant's Abatement Notice") direct Landlord to file with the appropriate governmental authority a request for abatement of Real Estate Taxes ("Abatement Request"); provided, however, that any Tenant's Abatement Notice shall pertain to only one tax year and shall be given after the amount of Real Estate Taxes with respect to the Property for the pertinent tax year are publicly available. If after receipt of Tenant's Abatement Notice, Landlord declines to or fails to file such Abatement Request prior to the last date that such Abatement Request may be filed, Tenant may file such Abatement Request and Landlord agrees to reasonably cooperate with Tenant with respect to such Abatement Request. Whether such Abatement Request is filed by Landlord or Tenant, Tenant shall reimburse Landlord upon demand for Landlord's reasonable legal, professional, administrative, managerial and all other expenses (which expenses may include, without limitation, hourly fees for administrative and management personnel and an allocation for overhead and profit) related to any Tenant's Abatement Notice or any Abatement Request, whether or not any abatement of Real Estate Taxes actually takes place.

        6.4.   OPERATING EXPENSES.  Intentionally omitted.

        6.5. LATE PAYMENT CHARGE. If any installment of Rent or Additional Rent or any other sum due from Tenant shall not be received by Landlord on the date such installment or sum is due, Landlord reserves the right to assess, and Tenant then shall pay, a late payment charge equal to two and one half percent (2.5%) of the total amount that is in arrears, and a further late payment charge equal to two and one half percent (2.5%) of the amount then outstanding may be assessed for each additional thirty (30) day period (or any fraction thereof) that such amount remains unpaid. Acceptance of such late payment charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of Landlord's other rights and remedies granted by this Lease.

        6.6. ABSOLUTE NET LEASE. Notwithstanding anything to the contrary elsewhere in this Lease, Tenant's Rent payments shall be net to Landlord so that this Lease yields to Landlord the net Annual Base Rent, and Tenant shall pay all Annual Base Rent, Additional Rent, 100% of all costs of every kind relating to the Premises, Tenant's Proportionate Share of Real Estate Taxes and all costs of every kind relating to the Property or this Lease (including, without limitation, Landlord's Costs pursuant to Section 7.6, "LANDLORD'S RESERVATIONS.", if any, charges for all insurance carried by Landlord with respect to or relating to the Property and management fees in an amount equal to 3% of the Annual Base Rent) (but not including any expenses incurred solely as a result of any tenant or licensee with respect to the roof of the Building) without setoff, deduction, counterclaim or defense and, except as specifically provided in this Lease, without abatement or demand.

        6.7. BOOKS AND RECORDS. Within 15 days of any request by Landlord (which request shall be limited to not more than one request per fiscal quarter), Tenant shall furnish to Landlord a balance sheet as of the last day of the most recently completed fiscal quarter for which financial statements are reasonably available (but not less recent than the fiscal quarter completed within the immediately preceding 4 months) or such more recent fiscal period for which a balance sheet is reasonably available and a similarly current statement of Tenant's income and expenses for the twelve months preceding the date of the aforementioned balance sheet, both of which shall be prepared in reasonable detail in accordance with generally accepted accounting principles and certified as being true and correct by an officer or principal of Tenant. In addition to the foregoing, within 15 days of any request by Landlord, Tenant shall provide such other financial or business plan related information as Landlord shall reasonably request, including without limitation, information related to the capitalization of Tenant's business, e.g. the status of venture capital funding. If at the time Tenant furnishes Landlord with information pursuant to this
Section 6.7, "BOOKS AND RECORDS.", Tenant notifies Landlord that such information is confidential, Landlord shall not willfully share such financial information with any person except those persons having a bona fide reason to know such information, e.g. Landlord's investors, lenders, appraisers and other similar persons or entities, or except as may be necessary to enforce Landlord's rights under this Lease or as may be required by a court of competent jurisdiction.

7.0     UTILITIES AND SERVICES

        7.1. UTILITIES. Tenant shall, at its own expense and subject to all applicable terms and conditions of this Lease, arrange for all utilities Tenant requires for use in and about the Premises or elsewhere on the Property, including, without limitation, natural gas, electricity and water and sewer, and Tenant shall pay all charges for or relating to such utilities when due. Tenant shall pay such charges whether such charges shall be made directly by a public, quasi-public or private utility company, by a governmental authority or subdivision or department thereof or by the Landlord. Tenant shall pay any other tax or other charge imposed by any governmental authority if based on a similar service used in the Premises or elsewhere on the Property by the Tenant. Such charges, if payable to the Landlord, shall be due within 10 days of presentation of bills therefor. If Landlord shall pay any of such charges, Tenant shall reimburse Landlord upon demand.

        Tenant's use of utilities shall not at any time exceed the capacity of any of the pipes, feeders, risers or other conductors or equipment in, on or otherwise serving the Premises, the Building or other portions of the Property (the "Utility Systems"). In order to insure that such capacity is not exceeded and to avert possible adverse effects upon the utility services for the Building or the Property, Tenant shall give notice to Landlord and obtain Landlord's prior written consent whenever Tenant shall connect to the Utility Systems any fixtures, appliances or pieces of equipment other than those which may be safely connected to the Utility Systems in compliance with all applicable laws, utility provider and insurance company regulations and guidelines and terms and conditions of this Lease. Any additional pipes, feeders, risers or the like and any other equipment proper and necessary in connection with such additional pipes, feeders, or risers or the like (collectively "Additional Utility Delivery Facilities") which may be necessary to meet Tenant's utility needs, shall, upon Tenant's request, be installed by Landlord at the sole cost and expense of Tenant, provided that such Additional Utility Delivery Facilities are permissible under applicable laws, utility provider and insurance company regulations and guidelines and all terms and conditions of this Lease and the installation of such Additional Utility Delivery Facilities will not cause permanent damage or injury to the Building or any other portion of the Property or cause or create a dangerous condition or unreasonably interfere with other tenants of the Building or the Property or otherwise diminish the value of the Building or the Property, all as determined by the Landlord in the Landlord's sole discretion. Tenant agrees that it will not make any alteration or material addition to the Utility Systems or related equipment in the Premises, the Building or elsewhere on the Property without the prior written consent of Landlord in each instance first obtained. Tenant, at Tenant's expense, shall purchase, install and replace all light bulbs or tubes used in the Premises or used exclusively by the Tenant in the Building or elsewhere on the Property. Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may incur if the quantity, character, or supply of any utility is changed or is no longer available or suitable for Tenant's requirements.

        7.2. HEATING, VENTILATION AND AIR CONDITIONING. Tenant, at the Tenant's sole expense, shall provide such heating, ventilation and air conditioning as Tenant shall require and shall cause the Premises to remain heated, ventilated and cooled so as to prevent damage to the Building and not place a burden on the heating, ventilating or cooling systems of the Landlord (if any). Tenant shall maintain the heating, ventilating and air conditioning ("HVAC") systems serving the Premises ("HVAC Systems") in good order and repair throughout the Term, which obligation shall include, without limitation, all maintenance, repairs and replacements. Throughout the Term, Tenant shall maintain an HVAC service and preventative maintenance contract, which contract and related contractor shall be subject to Landlord's approval in all respects. Such HVAC contract shall include a requirement that the contractor provide Landlord with reasonable documentation on a quarterly basis to demonstrate that HVAC equipment maintenance and repair is being performed regularly and in accordance with applicable laws and manufacturer's recommendations. If the contractor fails to provide such documentation, Tenant shall be responsible for providing same. At the expiration or earlier termination of the Term, Tenant shall, upon Landlord's request, assign any HVAC contracts to Landlord.

        Notwithstanding anything to the contrary above in this Section 7.2, "HEATING, VENTILATION, AND AIR CONDITIONING.", Tenant and Landlord agree as follows. An "HVAC Unit" shall be deemed to be a so-called "package" HVAC unit mounted on the roof and serving the Premises exclusively, which unit can be purchased and delivered as a complete unit (as opposed to fabricated or customized in the field). The replacement of a particular HVAC Unit shall be deemed to be required (a "Required Replacement") when such HVAC Unit cannot be repaired or the cost of a particular repair to such HVAC Unit would exceed 40% of the cost to replace such HVAC Unit with a new HVAC Unit comparable in its capacity to heat, ventilate and cool.

        In the event of a Required Replacement, Landlord shall be obligated to perform such Required Replacement, at Landlord's expense, provided that all of the following conditions (the "Required Replacement Preconditions") are met,

        a. Tenant is not and has not at any time during the immediately preceding twelve months been in default under the Lease beyond any applicable cure period,

        b. Tenant is not using and has not at any time used the Premises for any purpose that may have materially adversely affected the HVAC Systems (as determined by three competent engineers knowledgeable of HVAC systems, one working for Tenant, one working for Landlord and a third selected by the first two),

        c. Tenant has complied with the provisions of the Lease which relate to maintenance of the Premises, in particular and without limitation, Tenant's obligations with respect to maintenance of the HVAC Systems,

        d. Tenant is not doing and has not at any time done anything which would place an excessive burden on any of the HVAC Systems (as determined by three competent engineers knowledgeable of HVAC systems, one working for Tenant, one working for Landlord and a third selected by the first two),

        e. Tenant is not using and has not at any time used any of the HVAC Systems for purposes other than those purposes for which such HVAC Systems were designed,

        f. Tenant is not doing and has not at any time done any negligent act or misconduct which would give rise, directly or indirectly, to the necessity of such replacement (as determined by three competent engineers knowledgeable of HVAC systems, one working for Tenant, one working for Landlord and a third selected by the first two),

        g. Landlord determines independently based on information provided by competent engineers knowledgeable of HVAC systems that such replacement HVAC Systems will provide the heating, ventilation and air conditioning that would otherwise have been provided by the HVAC Systems existing as of the Term Commencement Date in their then condition under the circumstances (e.g. the layout and use of the Premises) existing as of the Term Commencement Date (e.g. as opposed to satisfying new HVAC requirements based on changes in the Premises or other changes) (and in the event Tenant contests Landlord's determination, the matter shall be resolved by three competent engineers knowledgeable of HVAC systems, one working for Tenant, one working for Landlord and a third selected by the first two),

        h. in the case where repair costs are anticipated to exceed 40% of replacement costs, Landlord has determined independently that the cost of the repairs which would otherwise be required do in fact exceed 40% of the cost to replace the applicable HVAC Unit (and in the event Tenant contests Landlord's determination, the matter shall be resolved by three competent engineers knowledgeable of HVAC systems, one working for Tenant, one working for Landlord and a third selected by the first two),

        i. in the case where the applicable HVAC Unit cannot be repaired, such fact has been determined by three competent engineers knowledgeable of HVAC systems, one working for Tenant, one working for Landlord and a third selected by the first two,

        j. Notwithstanding the foregoing, Landlord shall under no circumstances be required to replace an HVAC Unit if the cost of such replacement is less than $3,000 or the HVAC Unit to be replaced was installed by Tenant after the Term Commencement Date.

Landlords obligations with respect to Required Replacements also shall be subject to all of the following.

        Tenant shall notify Landlord in writing of the Required Replacement. Such notice shall include (a) original quotes from at least two reputable contractors to perform the repairs which would be required notwithstanding the Required Replacement or (b) an original letter, signed and stamped by a competent engineer knowledgeable of HVAC systems, indicating that the applicable HVAC Unit cannot be repaired. Upon receipt of such notice, Landlord shall have 30 days to establish that the Required Replacement Preconditions have been met, including, without limitation, obtaining any relevant information from any contractors and engineers as Landlord deems necessary. Tenant agrees to cooperate and coordinate with Landlord in this regard, including, without limitation, (a) responding to Landlord's requests and the requests of Landlord's contractors and engineers for information and (b) permitting Landlord and Landlord's contractors and engineers access to the Premises and the HVAC Systems and related records and other information. If and when Landlord has established that the Required Replacement Preconditions have been met, Landlord shall proceed diligently at Landlord's expense to replace the applicable HVAC Unit. Tenant agrees that Tenant shall reimburse Landlord for all costs (including without limitation, hourly fees for administrative and management personnel and an allocation for overhead and profit) (a) related to any upgrades of any HVAC Unit if the Tenant requests that the replacement of such HVAC Unit have capabilities that are new, different or in excess of the HVAC Unit being replaced and (b) if it is determined that the Required Replacement Preconditions have not been met.

        7.3.   ELEVATORS. Intentionally omitted.

        7.4. CLEANING. Tenant, at the Tenant's sole expense shall furnish such cleaning services to the Premises or elsewhere on the Property as the Tenant may require or as required under the Lease.

        7.5. OTHER MAINTENANCE AND SERVICES. Except as otherwise provided in the articles entitled "CASUALTY" and "CONDEMNATION - EMINENT DOMAIN", and in addition to Tenant's obligations in the Article contained herein entitled "MAINTENANCE OF AND IMPROVEMENTS TO PREMISES" and elsewhere in this Lease, Tenant shall (a) keep and maintain the Building in good condition and repair, including, without limitation the roof membrane, deck and structure, exterior walls and windows, structural floor slabs and columns and all utility, heating and air conditioning and other systems serving the Building, (b) keep and maintain all exterior lighting on the Property in good condition and repair, (c) keep and maintain all walkways, roadways and parking areas on the Property clean and in good condition and repair and remove all snow and ice therefrom and (d) provide grounds maintenance to all landscaped areas on the Property.

        Notwithstanding anything to the contrary contained in this Section, provided that any replacement is not due (whether in whole or in part) to the failure of Tenant to perform Tenant's obligations under the Lease or the negligence or willful misconduct of any person whomsoever (other than Landlord or its agents, contractors or employees (or Landlord's tenants or licensees if and to the extent Landlord has exercised Landlord's rights pursuant to Section
2.3 of the Lease, "RESERVATIONS.")) or any change in laws, rules, orders or regulations of federal, state, county or local governments, Tenant shall not be required to "replace" the roof membrane and Landlord, upon its own independent determination that replacement is in fact required, shall replace same. For the purposes of this Section, "replace" shall be deemed to mean the removal and replacement of more than 20% of the entire roof membrane.

        7.6. LANDLORD RESERVATIONS. If Landlord is at any time exercising Landlord's rights with respect to the performance of certain work as described in the immediately following paragraph or other applicable provisions of this Lease, Landlord reserves the right to interrupt, curtail, stop or suspend the furnishing of services and the operation of any Building or Property system, when necessary by reason of accident or emergency, or of repairs, alterations, replacements or improvements in the reasonable judgment of Landlord desirable or necessary to be made, or of difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those herein above specifically mentioned, until said cause has been removed. Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of service or system, except that Landlord shall exercise reasonable diligence to eliminate the cause of same. Landlord agrees to provide reasonable notice prior to interrupting, curtailing, stopping or suspending the furnishing of services and the operation of any Building systems for the purpose of making elective alterations, replacements or improvements.

        Without limiting Landlord's rights under other provisions of the Lease, Landlord specifically reserves the right for itself from time to time to perform such work as Landlord determines is reasonably necessary to (a) keep and maintain the roof membrane, deck and structure, exterior walls and windows, structural floor slabs and columns of the Building in good condition and repair,
(b) keep and maintain all exterior lighting on the Property in good condition and repair, (c) keep and maintain all walkways, roadways and parking areas on the Property in good condition and repair and clean same and remove snow and ice therefrom and (d) provide grounds maintenance to landscaped areas. Landlord's exercise of such right shall not affect Tenant's other obligations under the Lease and Tenant shall reimburse Landlord for Landlord's costs related to such maintenance, repairs and services, including without limitation, hourly fees for administrative and management personnel and an allocation for overhead and profit ("Landlord's Costs"); provided that Landlord's Costs shall be reasonable and reasonably consistent with the market in general for such maintenance, repairs and services.

        With respect to payments due from Tenant to Landlord under this Lease (other than Annual Base Rent) and also in the event Landlord exercises Landlord's rights provided in the immediately preceding paragraph, Tenant shall, if, as and when demanded by Landlord and with each monthly installment of Annual Base Rent, make Operating Fund Payments to Landlord. "Operating Fund Payments" shall refer to such payments as Landlord shall determine from time to time to be sufficient to provide in the aggregate a fund adequate to pay, when they become due and payable, all payments required from Tenant under this Lease. In the event that Landlord determines at any time that the Operating Fund Payments will not be adequate to pay all payments required from Tenant under this Lease, Landlord may increase the Operating Fund Payments by the required amount and Tenant shall pay the Operating Fund Payments as so adjusted. Any surplus Operating Fund Payments shall be accounted for to Tenant after such surplus has been determined, and may be credited by Landlord against future Operating Fund Payments or refunded to Tenant at Landlord's option.

8.0     MAINTENANCE OF AND IMPROVEMENTS TO PREMISES

        8.1. CHANGES OR ALTERATIONS BY LANDLORD. Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building or elsewhere on the Property and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building or other portions of the Property, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use and enjoyment of the Premises by Tenant. Nothing contained in this Article shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making or causing to be made any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Neither this Lease nor any use by Tenant shall give Tenant any right or easement or the use of any door or any passage or any concourse connecting with any other building or to any public convenience, and the use of such doors, passages and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord without notice to Tenant and without affecting the obligations of Tenant hereunder or incurring any liability to Tenant therefor.

        8.2. ALTERATIONS AND IMPROVEMENTS BY TENANT. Tenant shall make no alterations, decorations, installations, removals, additions or improvements in or to the Premises, the Building or elsewhere on the Property, nor permit any holes to be drilled or made in or on the Premises, the Building or elsewhere on the Property except in each instance in such place and manner and by contractors or mechanics all as shall first have been approved in advance and in writing by Landlord. No such installations or other work shall be undertaken or begun by Tenant until Landlord has approved written plans and specifications therefor; and no amendments or additions to such plans and specifications shall be made without prior written consent of Landlord. Any such alteration, decoration, installation, removal, addition and improvement shall be done at the sole expense of Tenant and at such times and in such manner as Landlord may designate. If Tenant shall make any alterations, decorations, installations, removals, additions or improvements, then Landlord may elect to require Tenant, at the Tenant's expense, at the expiration of this Lease, to restore the Premises, the Building and the Property (as the case may be) to substantially the same condition as existed at the Term Commencement Date. If, prior to the installation of such items and as part of Tenant's request for Landlord's approval of such items, Tenant requests in writing that Landlord indicate whether and how Tenant will be required to restore the Premises or other portion of the Property, Landlord shall respond to Tenant in writing and Landlord shall only be able to require Tenant to perform the restoration described in such Landlord response.

        Notwithstanding anything to the contrary contained in this Section, during the Term of the Lease Tenant may, without the prior approval of Landlord, perform interior non-structural alterations, provided that (1) the total cost of all such alterations in the aggregate does not exceed $25,000 in any twelve month period and (2) in advance of any such alterations (and in the instance of any change in information previously provided to Landlord, if and to the extent applicable), Tenant provides Landlord with (a) construction drawings stamped by a registered architect and showing the proposed alterations, (b) a certification stating the cost of the proposed alterations and signed by an officer of the entity constituting Tenant and (c) a building permit for the proposed alteration issued by the City of Waltham.

        Subject to all applicable terms and conditions of the Lease (including, without limitation, Landlord's advance approval of plans and drawings, etc.), Landlord agrees in concept that the existing monument sign identifying the tenants and the Building from Fourth Avenue may be modified, relocated or replaced (by Tenant, at Tenant's expense) and a new sign may be installed on the Building (by Tenant, at Tenant's expense). Tenant acknowledges and agrees that Landlord's agreement in concept as described in this paragraph is subject to (among other things) applicable laws and zoning ordinances. Under no circumstances shall Landlord be deemed to be in default under the Lease if those things to which Landlord has agreed in concept are not permitted under applicable law or zoning ordinances or otherwise.

        8.3. TENANT'S CONTRACTORS - MECHANICS' AND OTHER LIENS - STANDARD OF TENANT'S PERFORMANCE - COMPLIANCE WITH LAWS. Whenever Tenant shall make any alteration, decoration, installation, removal, addition or improvement or do any other work in or to the Premises, the Building or elsewhere on the Property, Tenant will strictly observe the following covenants and agreements:

               (a) In no event shall any material or equipment be incorporated in or added to the Premises, the Building or any other portion of the Property in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. Any notice of contract or mechanic's or materialmen's lien filed against the Premises, the Building, the Property or any portion thereof for work claimed to have been done for, or materials claimed to have been furnished to Tenant shall be removed or discharged by Tenant within ten (10) days thereafter, at the expense of Tenant, by filing the bond required by law or otherwise. If

        Tenant fails so to remove or discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expenses or costs incurred by Landlord in so doing within ten (10) days after rendition of a bill therefor.

               (b) All installations or work done by Tenant under this or any other Article of this Lease shall be at its own expense (unless expressly otherwise provided) and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any insurance rating bureau if and as applicable; and (iii) plans and specifications prepared by and at the expense of Tenant and approved by Landlord prior to the commencement of any work.

               (c) Tenant shall procure all necessary permits before undertaking any work in the Premises, the Building or elsewhere on the Property; do all such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements, and defend, save harmless, exonerate and indemnify Landlord from all injury, loss or damage to any person or property occasioned by or growing out of such work.

        8.4. FIXTURES, EQUIPMENT AND IMPROVEMENTS - REMOVAL BY TENANT. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises (or the Building or elsewhere on the Property with respect to Tenant's tenancy) prior to or during the Term, or any extension thereof, whether by Landlord, at its expense or at the expense of Tenant, or by Tenant shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless Landlord, in its sole discretion, shall request Tenant to remove any of such fixtures, equipment, improvements and appurtenances in which event Tenant shall remove such at Tenant's expense and the cost of repairing any damages to the Premises, the Building, the Property or any portion thereof (as the case may be) arising from such removal shall be paid by Tenant. Where not built into the Premises, and if furnished and installed by and at the sole expense of Tenant, all removable furniture, trade fixtures and business equipment shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances and may be, and upon the request of Landlord shall be, removed by Tenant, at Tenant's expense, and the cost of repairing any damages to the Premises, the Building, the Property or any portion thereof (as the case may be) arising from such removal shall be paid by Tenant; provided, however, that any of such items toward which Landlord shall have granted any allowance or credit to Tenant (if any) shall be deemed not to have been furnished and installed in the Premises by or at the sole expense of Tenant.

        8.5. REPAIRS BY TENANT. Tenant shall keep or cause to be kept the Premises, the Building and all other portions of the Property in such repair, order and condition as the same are in on the Term Commencement Date or such better condition as the they may be put in during the Term hereof, reasonable wear and tear excepted but in no event in less than good and safe condition. Without limiting the generality of the foregoing, Tenant shall keep all windows and other glass whole and in good condition, and shall replace the same whenever broken with glass of the same quality and appearance and Tenant shall keep all interior and exterior doors (including, without limitation, all related frames, hardware, locks, closers and the like) operable and in good condition.

        8.6. LOCKS. Tenant agrees that it will not change, alter or replace the locks provided to the Premises or common access doors, nor will it add locks to same, without the written permission of Landlord. Tenant agrees that all repairs necessary to such locks (except such locks which are used in common with other tenants of the Building or the Property) will be at Tenant's sole expense.

        8.7. TENANT'S IMPROVEMENTS AND CONDITION OF PREMISES AT TERMINATION. Upon the termination of this Lease and any extension thereof, by its own terms or otherwise, Tenant will remove its goods and effects and those of all persons claiming under the Tenant from the Premises, the Building and all other portions of the Property and will peaceably yield up to the Landlord the Premises and all other portions of the Property and all alterations, erections, additions and improvements pursuant to the Section entitled "Fixtures, Equipment and Improvements - Removal by Tenant", in good repair, order, and condition in all respects, reasonable use and wear (which for the purposes of this paragraph shall not be deemed to include holes in floors or walls or special wiring caused by the installation of Tenant's fixtures or equipment) excepted (but in no less than good and safe condition) (and with obligations relating to casualties and takings being governed by the applicable provisions of this Lease). It is further agreed and understood that at the termination of this Lease or any extension thereof, Tenant shall have restored the Premises and any portion of the Building and the Property (as the case may be) to good repair, order and condition in all respects, including but not limited to repair of all floor surfaces damaged by the removal of partitions, machinery and equipment, and shall restore all floor areas to a good condition and repair, using materials to provide a consistent floor surface, satisfactory to Landlord; and shall have cleaned and removed accumulations of dirt and particles, oils, greases, and discolorations from all surfaces resulting from Tenant's processes and shall leave the Premises and any portion of the Building or the Property (as the case may be) broom clean.

9.0     INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

        9.1. TENANT'S INSURANCE. Tenant shall procure, keep in force and pay for insurance covering all claims and demands for injury to or death of persons or damage to property arising out of or related to Tenant's occupancy of the Premises. Insurance shall not be in amounts less than the following:

COMMERCIAL GENERAL LIABILITY

  $  1,000,000  combined single limit per occurrence, Coverage A
  $  1,000,000  any one person or organization, Coverage B
  $  1,000,000  products/completed operations liability aggregate
  $      5,000  medical payments
  $     50,000  fire damage legal liability
  $  2,000,000  general aggregate, applying per location, per project OR
                $4,000,000 general aggregate

        The general liability is to be written on the 1988 Insurance Services Office form and shall extend to broad form contractual liability covering the indemnification provisions of this Lease, premises-operations liability, independent contractors liability, products and completed operations liability, personal injury liability, and host liquor liability.

UMBRELLA LIABILITY
$  5,000,000   each occurrence
$  5,000,000   aggregate

WORKERS' COMPENSATION

Coverage A Workers' Compensation -Statutory
Coverage B Employer's Liability -  $500,000 bodily injury by accident, each accident $500,000 bodily injury by disease, each employee $1,000,000 bodily injury by disease, policy aggregate

AUTOMOBILE LIABILITY

        $1,000,000 Combined single limit, each accident applying to all owned, hired and nonowned automobiles

GLASS COVERAGE

        Covering all glass windows on the Property in such reasonable amounts as may be established from time to time by Landlord.

CONTENTS AND LEASEHOLD IMPROVEMENTS COVERAGE

        Adequately insuring all property situated in the Premises, the Building or elsewhere on the Property and belonging to or removable by Tenant.

BUSINESS INTERRUPTION COVERAGE

        Insurance shall not be less than such higher amounts as are customarily carried by responsible tenants of comparable premises in Boston or Waltham and as may be required by Landlord from time to time.

        9.2. ADDITIONAL INSUREDS. The Tenant shall add the Landlord and such other entities or individuals as the Landlord may, from time to time, direct as Additional Insureds on a primary basis on Tenant's Commercial General Liability, Umbrella Liability and Automobile Liability policies.

        With respect to glass, contents and leasehold improvement and business interruption coverages, the Landlord shall be named as an Additional Insured and Loss Payee As Their Interest May Appear.

        9.3. CERTIFICATES OF INSURANCE. All insurance required under the Lease shall be effected with insurers authorized to do business in the Commonwealth of Massachusetts under valid and enforceable policies. Such insurance shall provide that it shall not be canceled without at least thirty (30) days prior written notice to each insured named therein. On or before the first day of the term of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, original copies of the policies herein provided for, issued by the respective insurers, or certificates of such policies, setting forth in full the provisions thereof and issued by such insurers, together with evidence satisfactory to Landlord of the payment of all premiums for such policies, shall be delivered by Tenant to Landlord, or to any additional insureds, entities or individuals as the Landlord may from time to time direct.

        9.4. TENANT'S COMPLIANCE. Tenant covenants and agrees that during said term and for such further time as Tenant shall hold the Premises or any part thereof, Tenant will comply with all requirements of the Insurance Services Offices of Massachusetts and/or the Factory Mutual Engineering Association (or any similar bodies succeeding to their respective powers) and any local Board of Fire Underwriters; will not make or allow any use or occupation of the Premises, the Building or any other portion of the Property that may make any insurance on the Building or any other portion of the Property, or the contents thereof, void or voidable; and that in the event that Tenant does or permits anything to be done in the Premises, the Building or elsewhere on the Property (including, without limiting the generality of the foregoing, anything which in any way affects the sprinkler system) which: (a) is classified as a "common hazard" or "special hazard" by said Insurance Services Offices of Massachusetts (or its successor); (b) causes an aftercharge or (c) otherwise increases insurance rates and premium charges over those which would apply but for the doing of such thing, including, but without limiting the generality thereof, increases resulting from the refusal of the Factory Mutual Engineering Association (or any similar body succeeding to its business) to continue coverage of the Building, the Property or any portion thereof, then the Tenant will promptly pay to Landlord on demand all increased premium charges caused by the same for any and all of the following insurance:

        insurance on the Building, the Property or any portion thereof against damage by fire, with extended coverage, demolition, sprinkler leakage and vandalism and malicious mischief endorsements; Landlord's rental insurance; use and occupancy insurance carried by any tenant of any portion of the Building or the Property; insurance on the contents of Landlord and all other tenants of the Building, the Property or any portion thereof against damage by fire (with extended coverage, sprinkler leakage and vandalism and malicious mischief endorsements) or water.

        9.5. INDEMNIFICATION. To the fullest extent permitted by law (and not limited by the amounts of any insurance coverage required of Tenant under this Lease), the Tenant agrees to indemnify and hold harmless the Landlord (which term shall include, without limitation any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, disclosed or undisclosed, of Landlord or any managing agent) and such other entities or individuals as the Landlord may, from time to time, direct as additional insureds on Tenant's general liability, umbrella liability, automobile, glass, contents and leasehold improvements and business interruption coverage policies, from and against any and all claims, liabilities, penalties, damages or expenses (including without limitation reasonable attorneys' fees) asserted against or incurred by them:

               (a) on account of or based upon any injury to person, or loss of or damage to property sustained or occurring on the Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever (other than Landlord or its agents, contractors or employees);

               (b) on account of or based upon any injury to person or loss of or damage to property, sustained or occurring elsewhere (other than on the Premises) in or about the

        Building or elsewhere on the Property (and, in particular, without limiting the generality of the foregoing on or about the Parking Areas, stairways, public corridors, sidewalks, roof, or other, appurtenances and facilities used in connection with the Premises, the Building or other portions of the Property) arising out of the use or occupancy of the Premises, the Building or other portions of the Property by Tenant, or any person claiming by, through or under Tenant, and caused by any person other than the Landlord or its agents, contractors, or employees (or Landlord's tenants or licensees if and to the extent Landlord has exercised Landlord's rights pursuant to Section 2.3 of the Lease, "RESERVATIONS."); and

               (c) on account of or based upon (including moneys due on account of) any work or thing whatsoever done (other than by Landlord or its contractors, or agents or employees of either (or Landlord's tenants or licensees if and to the extent Landlord has exercised Landlord's rights pursuant to Section 2.3 of the Lease, "Reservations.")) in the Premises, the Building or elsewhere on the Property during the Term of this Lease and during the period of time, if any, prior to the Term Commencement Date or after the Term Expiration Date or earlier date on which the Lease is terminated when Tenant may have been given access to the Premises, the Building or any other portion of the Property;

and, in case any action or proceeding be brought against Landlord by reason of any of the foregoing, Tenant, upon notice from Landlord, shall, at Tenant's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord, it being agreed that such counsel as may act for insurance underwriters of Tenant engaged in such defense shall be deemed satisfactory.

        9.6. PROPERTY OF TENANT. In addition to and not in limitation of the foregoing, and subject only to provisions of applicable law, Tenant covenants and agrees that all merchandise, furniture, fixtures and property of every kind, nature and description which may be in or upon the Premises, the Building or elsewhere on the Property during the Term of this Lease, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed for any cause or reason whatsoever other than the gross negligence or willful misconduct of Landlord, no part of said damage or loss shall be charged to, or borne by Landlord.

        9.7. LANDLORD'S LIABILITY. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain, ice or snow or leaks from any part of the Building or any other portion of the Property or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or caused by any other cause of whatever nature, unless caused by or due to the negligence or willful misconduct of Landlord, its agents, contractors or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or elsewhere on the Property or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Premises, the Building or elsewhere on the Property. All of the limitations on Landlord's liability set forth in this Lease shall be subject to applicable law provided that, in any event, Tenant agrees to pursue and exhaust all claims under its insurance and other remedies prior to seeking reimbursement from Landlord (and to waive such claims against Landlord to the extent Tenant obtains reimbursement through its insurance or other remedies).

        9.8. WAIVER OF SUBROGATION. The parties hereto shall each endeavor to procure an appropriate clause in, or endorsement on, any fire or extended coverage insurance policy covering the Premises, the Building or any other portion of the Property and personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and having obtained such clauses and/or endorsements of waiver of subrogation or consent to a waiver of right of recovery each party hereby agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other perils covered by such fire and extended coverage insurance; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses and/or endorsements or clauses and/or endorsements consenting to a waiver of right of recovery and shall be coextensive therewith. If either party may obtain such clause or endorsement only upon payment of an additional premium, such party shall promptly so advise the other party and shall be under no obligation to obtain such clause or endorsement unless such other party pays the premium.

        9.9. PROPERTY INSURANCE. Landlord shall at all times during the Term carry a policy of insurance which insures the Building for the full replacement cost thereof (subject, at Landlord's option, to commercially reasonable deductibles) against loss or damage by fire or other hazards (namely, the perils against which insurance is afforded by broad form property insurance policy "extended coverages" or, at Landlord's option, by a "special forms coverage" policy and, at Landlord's option, with traditional business interruption coverage); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against (provided Landlord may elect by written notice to Tenant to insure against), any loss of or damage to any personal property of Tenant or which Tenant may have in the Building or elsewhere on the Property or any trade fixtures installed by or paid for by Tenant and in the Building or elsewhere on the Property or any additional improvements which Tenant may construct in or on the Building or elsewhere on the Property, and Landlord shall not be liable for any loss or damage to such property, regardless of cause, including the negligence of Landlord and its employees, agents, contractors, customers and invitees (subject to applicable laws). The cost of the foregoing insurance and all other insurance maintained by Landlord with respect to the Property shall be deemed to be included in Landlord's Costs (described in Section 7.6, "LANDLORD'S RESERVATIONS.") and shall be reimbursed to Landlord in accordance with the terms of this Lease.

        9.10. LANDLORD'S INDEMNIFICATION. Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, liabilities, penalties, damages or expenses (including without limitation reasonable attorney's fees) asserted against or incurred by Tenant on account of or based upon any injury to person, or loss of or damage to property sustained or occurring in or about the Property to the extent same are on account of or based upon the negligence or willful misconduct of Landlord or its agents, contractors or employees and not covered by insurance maintained or required to be maintained by Tenant (whichever is greater). This Section 9.10 shall not limit Tenant's obligations under Tenant's indemnification set forth in Section 9.5 and shall be subject to the limitation set forth in Section 9.9 and other applicable provisions of the Lease.

10.0    ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.

        Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily or by operation of law) and that neither the Premises, the Building, the Property nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for any reason whatsoever, by anyone other than Tenant, or for any use or purpose other than Use of the Premises as stated in the Article contained herein entitled "REFERENCE DATA", or be sublet, or offered or advertised for subletting, without the prior written consent of Landlord in every case. Landlord agrees not to unreasonably withhold its consent provided that

               (a)     the Lease is in full force and effect,

               (b) Tenant is not and has not at any time been in default under the Lease beyond any applicable notice and cure period and no condition known to Tenant or Landlord exists which with the passage of time would result in a default under the Lease,

               (c) the financial worth of the proposed assignee or subtenant is reasonably satisfactory to Landlord, and

               (d) any assignee or subtenant of the entire Premises shall assume, by written recordable instrument, in form and content satisfactory to Landlord, the due performance of all Tenant's obligations under this Lease, including any accrued obligations at the time of the assignment or subletting of the entire Premises or, in the case where a subtenant subleases a portion of the Premises, such subtenant acknowledges that the sublease is subject and subordinate to this Lease.

For purposes hereof, the transfer of a controlling interest in the corporation or other entity constituting Tenant (other than transfers of interests via a public stock exchange) shall be deemed an assignment of this Lease and Landlord's consent shall be required except as provided below.

        Notwithstanding the foregoing language of this Article to the contrary, provided that

               (a)     the Lease is in full force and effect,

               (b) Tenant is not and has not at any time been in default under the Lease beyond any applicable notice and cure period and no condition known to Tenant or Landlord exists which with the passage of time would result in a default under the Lease and

               (c) the Affiliate (as defined below) shall assume, by written recordable instrument, in form and content satisfactory to Landlord (the "Assumption Document"), the due performance of all Tenant's obligations under this Lease, including any accrued obligations at the time of the assignment or subletting,

               (d) At the time of the Permitted Transfer, the ultimate parent (if any) of the Affiliate shall guaranty the full performance of Tenant's obligations under the Lease in a form acceptable to Landlord, and

               (e) Tenant provides Landlord with a Notice of Permitted Transfer (as described and in accordance with the provisions below),

Landlord's consent shall not be required with respect to an assignment of this Lease or subletting of the entire Premises or any portion thereof to an Affiliate for such time as such entity remains an Affiliate. The foregoing shall be deemed a "Permitted Transfer".

        For purposes of this Article, the term "Affiliate" shall be deemed to mean (a) any entity which controls, is controlled by or is under common control with Tenant or (b) any person or entity having a net worth equal to or greater than the greater of (x) the net worth of Tenant upon the date of this Lease or
(y) the net worth of Tenant immediately prior to the Permitted Transfer (as determined in accordance with generally accepted accounting principals) and (i) to which a controlling interest in Tenant is transferred (e.g. by transfer of capital stock), (ii) which acquires all or substantially all of the assets of Tenant (except in the case of bankruptcy) where the business of Tenant will continue to be operated as a going concern substantially the same as prior to such acquisition of such assets or (iii) which succeeds to the entire business of Tenant pursuant to a merger or consolidation, but in each of the foregoing instances under clauses (a) and (b) of this paragraph only for so long as such entity remains an "Affiliate" and thereafter Landlord's consent shall be required as otherwise provided above.

        For purposes of this Article, the term "Notice of Permitted Transfer" shall be deemed to mean a notice to Landlord at least 10 Business Days in advance of any assignment or subleasing, which notice shall contain (1) the name and address of the Affiliate to which the Lease will be assigned or the entire Premises (or any portion thereof) will be sublet, (2) a description satisfactory to Landlord of the relationship between the Affiliate and Tenant, (3) evidence of the Affiliates financial condition in the form of a current balance sheet and income and expense statements (all prepared in accordance with generally accepted accounting principals and signed by an authorized officer of the Affiliate), (4) the effective date of the Permitted Transfer, (5) a copy of either (a) an assignment and assumption agreement wherein the assignee assumes all of Tenant's obligations under the Lease or (b) a sublease agreement wherein the subtenant acknowledges that the sublease is subject and subordinate to this Lease, (6) a copy of the Assumption Document (if not included as part of 5a or 5b above) and (7) a copy of the guaranty (or the guarantees, as the case may be) if applicable.

        In connection with any request by Tenant for Landlord's consent to an assignment or subletting when required, Tenant shall submit to Landlord, in writing, a statement, certified as true and correct by an officer of the Tenant, containing the name of the proposed assignee, subtenant or other third party, such information as to its financial responsibility and standing as Landlord may require, all of the terms and provisions upon which the proposed transaction is to take place (including, without limitation, a letter of intent signed by both Tenant and the proposed subtenant or assignee and a copy of the applicable assignment and assumption agreement or sublease agreement to be executed, as the case may be) and such other information as Landlord may require ("Transfer Information").

        The "Assignment/Sublease Consideration" shall be the consideration (including, without limitation, all forms of rent and additional rent) payable by the assignee or subtenant on account of an assignment of the Lease or sublease of all or a portion of the Premises. For the purposes of this calculation, the Assignment/Sublease Consideration shall be deemed to not include so called "pass-through" charges or charges that will be passed through to an assignee or subtenant. The following are examples (without limitation) of typical "pass-through" charges: operating expenses and real estate taxes to be paid directly by the Tenant, Landlord's Costs and Real Estate Taxes to be reimbursed to Landlord and the like.

        The "Lease rent" shall be the Annual Base Rent and Additional Rent pursuant to the Lease, prorated on a per diem basis and allocated on a per square foot basis to the portion of the Premises subject to an assignment or sublease. For the purposes of this calculation, "Additional Rent" shall be deemed to not include the Assignment/Sublease Excess Rent as defined below or any pass-through charges not included in the Assignment/Sublease Consideration pursuant to the immediately preceding paragraph.

        "Tenant's Assignment/Sublease Costs" shall be deemed to include the actual out-of-pocket expenses paid by Tenant to third parties in connection with the assignment of the Lease or sublease of all or a portion of the Premises for
(a) brokerage commissions, (b) legal advice procured by Tenant specifically relating to the completed assignment or sublease transaction for which Tenant's Assignment/Sublease Costs are being calculated, (c) costs paid to Landlord in conjunction with the request for Landlord's consent under this Article and (d) construction of certain improvements in the Premises (or construction "allowances" applicable for such improvements if and to the extent such improvements are actually completed). For the purpose of calculating Tenant's Assignment/Sublease Costs, such improvements in the Premises shall be deemed to specifically include only changes in the locations of walls and doors (and plumbing, electrical, HVAC, fire protection and ceiling changes related to such changes in the locations of walls and doors) and shall specifically not include changes in telecommunications or data wiring or related equipment or any other changes.

        If the Assignment/Sublease Consideration exceeds the Lease rent plus Tenant's Assignment/Sublease Costs, Tenant shall pay to Landlord 100% of such excess (the "Assignment/Sublease Excess Rent"). The Assignment/Sublease Excess Rent shall (subject to receipt by Tenant of the Assignment/Sublease Consideration) be paid to the Landlord as Additional Rent in equal monthly installments during the balance of the Term with respect to an assignment and over the sublease term with respect to a sublease, and shall be payable on the first day of each month beginning with the first full month during which the assignment or sublease is effective.

        Notwithstanding the foregoing provisions of this Section, except in the case of a Permitted Transfer,

               (1) In the event Tenant proposes to assign this Lease or enter into a sublease such that all or substantially all of the Premises will have been sublet, Landlord, at Landlord's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Landlord of the statement required to be submitted in connection therewith, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the effective date of the proposed assignment or the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and, in the event such notice is given, this Lease and the Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the date originally fixed herein for the end of the Term of this Lease, and the Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Rent for any period after such date shall be refunded by Landlord to Tenant; or

               (2) in the event Tenant proposes to sublet any portion of the Premises, Landlord, at Landlord's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Landlord of the statement required to be submitted in connection with such proposed subletting, a notice electing to eliminate such portion of the Premises (said portion is referred to as the "Eliminated Space") from the Premises during the period (referred to as the "Elimination Period") commencing on the date (referred to as the "Elimination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and ending on a date specified by Landlord, which date shall be on or after the proposed expiration date of the term of the proposed subletting, as set forth in such statement, and in the event such notice is given (i) the Eliminated Space shall be eliminated from the Premises during the Elimination Period; (ii) Tenant shall surrender the Eliminated Space to Landlord on or prior to the Elimination Date in the same manner as if said Date were the date originally fixed in this Lease for the end of the Term of this Lease; (iii) if the Eliminated Space shall constitute less than an entire floor, Landlord, at Landlord's expense, shall have the right to make any alterations and installations in the Premises required, in Landlord's judgment, reasonably exercised, to make the Eliminated Space a self-contained rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space, and if the Premises shall contain any core toilets or any corridors (including any corridors proposed to be constructed by Landlord pursuant to this subdivision (iii) providing access from the Eliminated Space to the core area), Landlord and any tenant or other occupant of the Eliminated Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupants of the Premises, and the right to install signs and directional indicators in or about such corridors indicating the name and location of such tenant or other occupant; (iv) during the Elimination Period, the Annual Base Rent shall be reduced in the proportion which the area of the Eliminated Space bears to the total area of the Premises immediately prior to the Elimination Date (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as part of the area of the Eliminated Space for the purpose of computing such reduction), and any prepaid Rent for any period after the Elimination Date allocable to the Eliminated Space shall be refunded by Landlord to Tenant; (v) there shall be an equitable apportionment of any Additional Rent payable pursuant to the Article contained herein entitled "RENT" for the relevant fiscal and calendar years in which said Elimination Date shall occur; and (vi) if the Elimination Period shall end prior to the Term Expiration Date, the Eliminated Space, in its then existing condition, shall be deemed restored to and once again a part of the Premises subject to the provisions of this Lease as if said elimination had not occurred during the period (referred to as the "Restoration Period") commencing on the date next following the expiration of the Elimination Period and ending on the Term Commencement Date, except in the event that Landlord is unable to give Tenant possession of the Eliminated

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        Space at the expiration of the Elimination Period by reason of the holding over or retention of possession of any tenant or other occupant, in which event (x) the Restoration Period shall not commence, and the Eliminated Space shall not be deemed restored to or a part of the Premises, until the date upon which Landlord shall give Tenant possession of such Space free of occupancies, (y) neither the date fixed in this Lease for the end of the Term of the Lease, nor the validity of this Lease shall be affected, and (z) Tenant waives any right to recover any damages which may result from the failure of Landlord to deliver possession of the Eliminated Space at the end of the Elimination Period.

               Notwithstanding the foregoing language in this Article, Landlord shall not be entitled to exercise Landlord's option to eliminate a portion of the Premises from the Premises with respect to any sublease the term of which begins prior January 1, 2005.

        At the request of Landlord, Tenant shall execute and deliver an instrument or instruments, in form satisfactory to Landlord, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions of this Article; however, neither Landlord's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Article. The failure by Landlord to exercise its options under this Article with respect to any assignment or subletting shall not be deemed a waiver of such option with respect to any extension of such sublease or any subsequent assignment or subletting.

        Tenant shall reimburse Landlord promptly, as Additional Rent, for Landlord's reasonable legal, professional, administrative, managerial and all other expenses (which expenses may include, without limitation, hourly fees for administrative and management personnel and an allocation for overhead and profit) related to any Notice of Permitted Transfer and any request by Tenant for any consent required under the provisions of this Article, whether or not any Permitted Transfer or proposed assignment or sublease actually takes place. Along with Tenant's written request for consent or Notice of Permitted Transfer, Tenant shall deliver to Landlord a nonrefundable assignment/sublease review fee of $1,500 which shall be applied against such expenses.

        The listing of any name other than that of Tenant, whether at any door of the Premises or in or on any Building or Property directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the written consent of Landlord mentioned in this Article, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

        If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may at any time and from time to time, collect Rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and other charges herein reserved, but no such assignment or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting or occupancy shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting or occupancy.

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

        Notwithstanding any consent by Landlord and notwithstanding any Permitted Transfer, no assignment or subletting of the Premises by Tenant shall relieve Tenant from Tenant's obligation to pay Rent to Landlord or from Tenant's obligation to observe or perform any and all of the terms, provisions, covenants and conditions of this Lease.

11.0    MISCELLANEOUS COVENANTS

        11.1. RULES AND REGULATIONS. Tenant and Tenant's servants, employees, agents, visitors and licensees will faithfully observe such Rules and Regulations as are attached hereto as Exhibit C and made a part hereof or as Landlord hereafter at any time or from time to time may make and which in the reasonable judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building or other portions of the Property, or the preservation of good order therein, or the operation or maintenance of the Building or other portions of the Property, or the equipment thereof, or the comfort of tenants or others in the Building or other portions of the Property, provided, however, that in the case of any conflict between the provisions of this Lease and any such Rules and Regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors, invitees or licensees.

        11.2. NUISANCE. Tenant shall not permit any nuisance or use or practice on or about the Premises, the Building or elsewhere on the Property which is in violation of the Landlord's rules and regulations or any municipal ordinance, law, rule or regulation or any State or Federal laws or which unreasonably interferes with or is an unreasonable annoyance to the peaceful possession or proper use of the premises of other tenants or occupants; the determination of such interference or annoyance to be at the sole discretion of the Landlord.

        11.3. ACCESS TO PREMISES. Tenant shall: (i) permit Landlord to erect, use and maintain pipes, wires, ducts and conduits in and through the Premises, provided the same do not materially reduce the floor area or materially adversely affect the appearance thereof or materially adversely interfere with Tenant's use of the Premises for the Use of the Premises; (ii) permit the Landlord and any Mortgagee to have free and unrestricted access to and to enter upon the Premises at all reasonable hours for the purposes of inspecting equipment (including, without limitation, sanitary, electrical, heating, air conditioning or other systems) or making repairs, replacements or improvements in or to the Premises, the Building or elsewhere on the Property or complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the Premises all necessary materials, tools and equipment); and (iii) permit Landlord, at reasonable times and upon reasonable prior notice (which notice need only be reasonable given the applicable circumstances and need not be in writing or given in strict compliance with Article 23.0 hereof, "BILLS AND NOTICES"), to show the Premises during ordinary business hours to any Mortgagee, prospective purchaser of any interest of Landlord in the Building, the Property or any portion thereof, prospective Mortgagee, or prospective assignee of any Mortgage, and during the period of twelve months

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

next preceding the Term Expiration Date to any person contemplating the leasing of the Premises or any part thereof. If during the last month of the Term, Tenant shall have removed substantially all of Tenant's property from the Premises, Landlord may immediately enter and alter, renovate and redecorate the Premises, without elimination or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease. If Tenant shall not be personally present to open and permit any entry into the Premises at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents must nevertheless be able to gain such entry by contacting a responsible representative of Tenant, whose name, address and telephone number shall be furnished by Tenant. Landlord shall exercise its rights of access to the Premises permitted under any of the terms and provisions of this Lease in such manner as to minimize, to the extent practicable, interference with Tenant's use and occupation of the Premises. If an excavation shall be made or authorized by the Landlord to be made upon the Property, Tenant shall afford, to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the Building, the Property or any portion thereof from injury or damage and to support the same by proper foundations without any claim for damage or indemnity against Landlord, or diminution or abatement of Rent.

        11.4. ACCIDENTS TO SANITARY AND OTHER SYSTEMS. Tenant shall give to Landlord prompt notice of any fire or accident in the Premises, the Building or elsewhere on the Property and of any damage to, or defective condition in, any part or appurtenance of the Building's or the Property's sanitary, electrical, heating and air conditioning or other systems located in, or passing through, the Premises.

        11.5. SIGNS, BLINDS AND DRAPES. Tenant shall not place any signs on the exterior of the Building or elsewhere on the Property or on or in any window, public corridor or door visible from the exterior of the Premises. No drapes or blinds may be put on or in any window nor may any drapes or blinds be removed by Tenant without the prior written consent of Landlord in each instance, which consent shall not unreasonably be withheld or delayed.

        11.6. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than fifteen (15) days' prior notice by Landlord or by a Mortgagee to Tenant, execute, acknowledge and deliver to the party making such request a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which Rent has been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of any interest in the Building, the Property or any portion thereof, any Mortgagee or prospective Mortgagee, any tenant or prospective tenant thereof, any prospective assignee of any Mortgage, or any other party designated by Landlord. The form of any such estoppel certificate requested by a Mortgagee shall be satisfactory to such Mortgagee.

        11.7. REQUIREMENTS OF LAW - FINES AND PENALTIES. Tenant at its sole expense shall comply with all laws, rules, orders and regulations of federal, state, county and local

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

governments (including without limitation, the Americans with Disabilities Act, Public Law 101-336, 42 U.S.C. Sections 12101 et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Responsibility Act of 1980, codified in scattered sections of 26 U.S.C., 33 U.S.C., 42 U.S.C. and 42 U.S.C. Section 9602 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. Section 2061 et seq., as amended; the Massachusetts Oil and Hazardous Materials Release Prevention and Response Act, M.G.L. c.21E, as amended; and the Massachusetts Hazardous Waste Management Act, M. G. L. c.21 C, as amended) and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to and arising out of Tenant's use or occupancy of the Premises, the Building or any other portion of the Property. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the Premises, the Building or any other portion of the Property, it shall give prompt notice thereof to Landlord.

        11.8. FLOOR LOADING. Tenant shall not place a load upon any floor of the Premises, the Building or other portion of the Property exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all equipment and fixtures, including computers and safes, which shall be placed so as to distribute weight and which shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

        11.9. TENANT'S ACCESS. Subject to such reasonable rules and regulations as Landlord may impose from time to time, and causes beyond Landlord's reasonable control, Tenant shall have the right, during the Term of the Lease, to have access to the Premises, twenty-four hours per day, seven days per week. Any rules, regulations, mechanisms or procedures of Landlord with respect to controlling or regulating access to the Premises, the Building or other portions of the Property shall not be interpreted as imposing any duty on the Landlord to provide security for the Premises, the Building or any portion of the Property or any person in the Premises, the Building or elsewhere on the Property.

12.0    PARKING

        Tenant's use of the Parking Areas shall be solely by Tenant's employees and visitors, provided Landlord shall not be liable to Tenant and this Lease shall not be affected if any parking rights of Tenant hereunder are impaired by any law, ordinance or other governmental regulation imposed after the date of the execution of this Lease.

13.0    CASUALTY

        In the event of loss of, or damage to, the Premises, the Building or other portion of the Property by fire or other casualty, the rights and obligations of the parties hereto shall be as follows:

               (a) If the Premises, or any part thereof, shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord, and Landlord, upon receiving such notice, shall proceed promptly and with due diligence, subject to unavoidable delays and the terms of this Article 13.0, to repair, or cause to be repaired,

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

        such damage; provided that Landlord shall not be required (i) to repair any Tenant improvements except to the extent that, at least 30 days prior to the fire or other casualty, Landlord receives notice of such improvements, proof of the costs thereof and such other information as Landlord's insuror may require and (ii) to expend in excess of the net insurance proceeds obtained by Landlord and made available to Landlord for such repairs less all costs and expenses including adjustor's and attorney's fees of obtaining such insurance proceeds. In addition, Landlord's obligations shall be subject to the rights of Mortgagees, applicable laws, including, without limitation, zoning laws and building codes then in existence, and insurance regulations. If the Premises or any part thereof shall be rendered untenantable by reason of such damage, whether to the Premises or to the Building, Annual Base Rent shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired.

               (b) If, as a result of fire or other casualty, the whole or a substantial portion of the Building or the Property is rendered untenantable, Landlord, within ninety (90) days from the date of such fire or casualty, may terminate this Lease by notice to Tenant, specifying a date not less than twenty (20) nor more than forty (40) days after the giving of such notice on which the Term of this Lease shall terminate. If Landlord does not so elect to terminate this Lease, then Landlord shall proceed with diligence to repair the damage to the Premises and all facilities serving the same, if any, which shall have occurred, and the Annual Base Rent shall meanwhile proportionately abate, all as provided in Paragraph (a) of this Article. However, if such damage is not repaired and the Premises restored to substantially the same condition as they were prior to such damage within twelve (12) months from the date of such damage, Tenant within thirty (30) days from the expiration of such twelve (12) month period or from the expiration of any extension thereof by reason of unavoidable delays as hereinafter provided, may terminate this Lease by notice to Landlord, specifying a date not more than sixty (60) days after the giving of such notice on which the Term of this Lease shall terminate. The period within which the required repairs may be accomplished shall be extended by the number of days, not to exceed one hundred eighty (180) days, lost as a result of unavoidable delays, which term shall be defined to include all delays referred to in the Article contained herein entitled "INABILITY TO PERFORM - EXCULPATORY CLAUSE".

               (c) Landlord shall not be required to repair or replace any of Tenant's business machinery, equipment, cabinet work, furniture, personal property or other installations, and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of the Premises, the Building, the Property or any portion thereof.

               (d) The provisions of this Article shall be considered an express agreement governing any instance of damage or destruction of the Premises, the Building, the Property or any portion thereof by fire or other casualty, and any law now or hereafter in force providing for such a contingency in the absence of express agreement shall have no application.

               (e) In the event of any termination of this Lease pursuant to this Article, the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date originally fixed herein for the end of the Term of this Lease. Tenant shall have access to the Premises for a period of thirty (30) days after the date of termination in order to remove Tenant's personal property.

               (f) Landlord's Architect's certificate, given in good faith, shall be deemed conclusive of the statements therein contained and binding upon Tenant with respect to the performance and completion of any repair or restoration work undertaken by Landlord pursuant to this Article or the Article contained herein entitled "CONDEMNATION - EMINENT DOMAIN".

14.0    CONDEMNATION -EMINENT DOMAIN

        In the event that the Building, the Property or any portion thereof shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, then (and in any such event) this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by the Landlord to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. In the event that the entire Premises or a portion of the Premises or the access to the Premises shall be so taken, appropriated or condemned such that Tenant shall be precluded from effectively utilizing the Premises, then (and in any such event) this Lease and the Term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking, appropriation or condemnation.

        Upon the giving of any such notice of termination (either by Landlord or Tenant) this Lease and the Term hereof shall terminate on or retroactively as of the date on which Tenant shall be required to vacate any part of the Premises or shall be deprived of a substantial part of the means of access thereto, provided, however, that Landlord may in Landlord's notice elect to terminate this Lease and the Term hereof retroactively as of the date on which such taking, appropriation or condemnation became legally effective. In the event of any such termination, this Lease and the Term hereof shall expire as of the effective termination date as fully and completely as if such date were the date originally fixed herein for the end of the Term of this Lease. If neither party (having the right so to do) elects to terminate, Landlord will, with reasonable diligence and at Landlord's expense, restore the remainder of the Premises, or the remainder of the means of access, as nearly as practical to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) a just proportion of the Annual Base Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Premises and the means of access thereto, shall be permanently abated, and (ii) a just proportion of the remainder of the Annual Base Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises and the means of access thereto, shall be abated until what remains of the Premises and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder.

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        Except for any award specifically reimbursing Tenant for moving or relocation expenses or leasehold improvements made by Tenant at Tenant's sole expense and except for any award specifically made to Tenant for interruption of Tenant's business, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation. In implementation and in confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive and retain all such compensation and damages, grants to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agrees to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request. In the event of any taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby, and (ii) Tenant shall be entitled to receive for itself any award made for such use, provided, that if any taking is for a period extending beyond the Term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Term Expiration Date.

15.0    DEFAULT

        15.1. CONDITIONS OF LIMITATION - RE-ENTRY - TERMINATION. This Lease and the herein term and estate are upon the condition that if (a) Tenant shall neglect or fail to perform or observe any of the Tenant's covenants herein, including (without limitation) the covenants with regard to the payment when due of Rent; or (b) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (c) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors, or (d) the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within sixty (60) days thereafter; or (e) a receiver, sequester, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and such appointment shall not be vacated within sixty (60) days; or
(f) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganization, arrangements, compositions or other relief from creditors, and, in the case of any such proceeding instituted against it, if Tenant shall fail to have such proceeding dismissed within thirty (30) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding; or (g) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under the Article of this Lease entitled "ASSIGNMENT, MORTGAGING, SUBLETTING, ETC." or (h) Tenant shall vacate all or substantially all of the Premises and fail to maintain the Property as required under the Lease; then, and in any such event Landlord may, in a manner consistent with applicable law, immediately or at any time thereafter declare this Lease terminated by notice to Tenant or, without further demand or notice, enter into and upon the Premises (or any part thereof in the name of the whole), and in either such case (and without prejudice to any remedies which might otherwise be available for arrears of Rent or other charges due hereunder or preceding breach of covenant and without prejudice to Tenant's liability for damages as hereinafter stated), this Lease shall terminate. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meaning. As used in items (b), (c), (e) and (d)

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of this Section, the term "Tenant" shall also be deemed to refer to any guarantor of Tenant's obligations hereunder.

        15.2. DAMAGES - TERMINATION. Upon the termination of this Lease under the provisions of this Article, Tenant shall pay to Landlord the Rent payable by Tenant to Landlord up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord either:

               (x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under Subparagraph (y), below), (i) the aggregate of the Rent projected over the period commencing with such time and ending on the originally-scheduled Term Expiration Date as stated in the Article of this Lease entitled "REFERENCE DATA" exceeds (ii) the aggregate projected fair market rental value of the Premises for such period, or,

               (y) amounts equal to the Rent which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the originally-scheduled Term Expiration Date as specified in the Article of this Lease entitled "REFERENCE DATA", provided, however, if Landlord shall re-let the Premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

        Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

        Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

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

        15.3. FEES AND EXPENSES If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense, including without limitation reasonable attorneys' fees, in instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder or any costs incurred in recovering possession of the Premises after the termination of the Lease, Tenant shall on demand pay to Landlord by way of reimbursement the sum or sums so paid by Landlord with all interest, costs and damages.

        15.4. LANDLORD'S REMEDIES NOT EXCLUSIVE. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including without limitation the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

        15.5. GRACE PERIOD. Notwithstanding anything to the contrary in this Article contained, Landlord agrees not to take any action to terminate this Lease (a) for default by Tenant in the payment when due of Rent, if Tenant shall cure such default within ten (10) days after written notice thereof given by Landlord to Tenant, or (b) for default by Tenant in the performance of any other covenant, if Tenant shall cure such default within a period of thirty (30) days after written notice thereof given by Landlord to Tenant (except where the nature of the default is such that remedial action should appropriately take place sooner, as indicated in such written notice), or with respect to covenants other than to pay a sum of money within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Tenant) the default is of such a nature that it cannot be cured within such thirty (30)-day period, provided, however, (1) that there shall be no extension of time beyond such thirty
(30)-day period for the curing of any such default unless, not more than ten
(10) days after the receipt of the notice of default, Tenant in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Landlord of its intention duly to institute all steps necessary to cure the default and (ii) shall as soon as may be reasonable duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default and, (2) that no notice of the opportunity to cure a default need be given, and no grace period whatsoever shall be allowed to Tenant, if the default is incurable or if the covenant or condition the breach of which gave rise to the default had, by reason of a breach on a prior occasion been the subject of a notice hereunder to cure such default.

16.0    ABANDONED PROPERTY

        Any personal property in which Tenant has an interest which shall remain in the Premises, the Building or elsewhere on the Property after the expiration or termination of the Term of this Lease shall be conclusively deemed to have been abandoned, and may be disposed of in such manner as Landlord may see fit.

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17.0    SUBORDINATION

        This Lease is subject and subordinate in all respects to any future ground lease, to all mortgages and other matters of record and to mortgages which may hereafter be placed on or affect this Lease, the Building, the Property or any portion thereof or Landlord's interest or estate therein, and to each advance made or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and substitutions therefor. This Article shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate acknowledging or confirming such subordination that Landlord or any mortgagee or their respective successor in interest may request.

        Landlord agrees to use reasonable efforts to obtain a Subordination, Nondisturbance and Attornment agreement from the Mortgagee holding a mortgage covering real estate of which the Premises is a part as of the date of execution of this Lease and from any future Mortgagees holding mortgages covering real estate of which the Premises is a part. The failure of the Landlord to obtain any such agreement shall not be a default by Landlord under this Lease. Upon receipt of an invoice therefor, Tenant agrees to reimburse Landlord for all reasonable costs and expenses incurred by Landlord in obtaining any such Subordination, Nondisturbance and Attornment agreement.

18.0    QUIET ENJOYMENT

        Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Premises from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to all Mortgages to which this Lease is subject and subordinate.

        Without incurring any liability to Tenant, Landlord may permit access to the Premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshall or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, county, state or federal governments.

19.0    ENTIRE AGREEMENT - WAIVER - SURRENDER

        19.1. ENTIRE AGREEMENT. This Lease and the Exhibits made a part hereof contain the entire and only agreement between the parties relative to the Premises and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations, and statements upon which it relied in executing this Lease are contained herein and that Tenant in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. Nothing herein shall prevent the parties from agreeing to amend this Lease and the Exhibits made a part hereof as long as such amendment shall be in writing and shall be duly signed by both parties.

        19.2. WAIVER BY LANDLORD. The failure of Landlord to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against Tenant or any other tenant, licensee or occupant in the Building or elsewhere on the Property shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

        19.3. SURRENDER. No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises.

20.0    INABILITY TO PERFORM - EXCULPATORY CLAUSE

        Landlord shall be relieved from performing its obligations under this Lease if it is prevented or delayed from doing so by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond its reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform.

        Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Building of which the Premises are a part, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord (which term shall include, without limitation any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives,

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disclosed or undisclosed, of Landlord or any managing agent) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in said real estate, as aforesaid. In no event shall Landlord be liable for consequential damages.

        Landlord shall not be in default unless a failure to perform an obligation remains uncured for more than thirty (30) days following written notice from Tenant specifying the nature of such default, or such longer period as may be reasonably required to correct such default.

21.0    LANDLORD'S CONSENT

        It is understood and agreed that whenever Landlord's consent or approval is required, either expressed or implied, by any provision of this Lease, the consent or approval may be granted or withheld arbitrarily in Landlord's sole discretion unless otherwise specifically stated in such provision. Notwithstanding anything to the contrary contained in the Lease, if any provision of the Lease obligates Landlord not to unreasonably withhold its consent or approval, an action for specific performance will be Tenant's sole right and remedy in any dispute as to whether Landlord has breached such obligation.

22.0    RIGHT TO RELOCATE

        Intentionally omitted.

23.0    BILLS AND NOTICES

        All bills and statements for reimbursement or other payments or charges due from Tenant to Landlord hereunder shall be due and payable in full thirty
(30) days, unless herein otherwise provided, after submission thereof by Landlord to Tenant. Tenant's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Landlord at Tenant's request, reimbursement provided for by this Lease or for any other sums properly owing by Tenant to Landlord, shall be treated as a default in the payment of Rent, in which event Landlord shall have all rights and remedies provided in this Lease for the nonpayment of Rent.

        Any notice by either party to the other party shall be in writing. Any notice from the Landlord to the Tenant related to the Premises or to the occupancy thereof shall be deemed duly served if and when such notice is sent to the Tenant at the Tenant's Address by registered or certified mail, return receipt requested, postage prepaid or by FedEx, UPS or other nationally known reputable overnight courier service. Any notice from the Tenant to the Landlord related to the Premises or to the occupancy thereof shall be deemed duly served if and when such notice is sent to the Landlord at the Landlord's Address by registered or certified mail, return receipt requested, postage prepaid or by FedEx, UPS or other nationally known reputable overnight courier service.

        The Landlord may change the Landlord's Address and the Tenant may change the Tenant's Address by delivering or sending a notice in accordance with the foregoing paragraph

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to the other party stating the change and setting forth the changed address, provided such changed address is within the United States.

24.0    HOLDOVER

        If the Tenant remains in the Premises, the Building or elsewhere on the Property beyond the expiration or earlier termination of the Term of this Lease such holding over shall not be deemed to create any tenancy, but (a) the Tenant shall be a tenant-at-sufferance only, (b) shall pay Rent to Landlord at the times and manner determined by Landlord at a daily rate in an amount equal to three times the daily rate of the Rent and other sums payable under this Lease as of the last day of the Term of this Lease and (c) shall indemnify, defend and hold harmless Landlord from and against any and all damages, liabilities, claims and losses relating to or arising as a result of such holding over.

25.0    NO OPTION

        Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer or agreement to lease, or a reservation of, or option for the Premises and this document shall become effective and binding as a lease only upon the execution and delivery hereof by both Landlord and Tenant. If Tenant is a corporation, it agrees that the person executing this Lease for it has full authority to do so, and also to execute any notice, receipt, consent, amendment of the Lease, or any other document pertaining to the Lease or the Premises until such time as Landlord receives notice from Tenant to the contrary.

26.0    PARTIES BOUND - SEIZING OF TITLE

        The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of the Article contained herein entitled "ASSIGNMENT, MORTGAGING, SUBLETTING, ETC." hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in the Article contained herein entitled "DEFAULT".

        If, in connection with or as a consequence of the sale, transfer or other disposition of the Building, the Property or any portion thereof, Landlord ceases to be the owner of the "landlord's" interest in the Premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder accruing thereafter on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord.

27.0    MISCELLANEOUS

        27.1. SEPARABILITY. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby. In the event that any charge under this Lease is interpreted to be the payment of interest, the rate of interest shall be equal to the lesser of the amount stated in the Lease or the maximum amount permitted by law.

        27.2. CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

        27.3. LANDLORD OR TENANT. The words "Landlord" and "Tenant" as used in this Lease may extend to and be applied to several parties whether male or female and to corporations and partnerships, and words importing the singular may include the plural and all obligations of the Tenant as herein defined shall be joint and several. Each of the provisions of this Lease shall bind and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto and it is specifically understood that the Landlord has the right to assign all of its right, title and interest, or any portion thereof, in and to this Lease and any amendments thereto to any other party or entity during the Term of this Lease and any extension thereof and that the Tenant shall execute any and all instruments that may be necessary to acknowledge and assent to such assignment.

        27.4. BROKER. Each party represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of space in the Building or elsewhere on the Property, with any broker or had its attention called to the Premises or other space to let in the Building or elsewhere on the Property, by any broker other than the Broker (if any) listed in the Article of this Lease entitled "REFERENCE DATA" whose commission (which shall be $90,000.00) shall be the responsibility of Landlord. Each party agrees to exonerate and save harmless and indemnify the other against any claims for a commission by any other broker, person or firm, with whom such party has dealt in connection with the execution and delivery of this Lease or out of negotiations between Landlord and Tenant with respect to the leasing of other space in the Building or elsewhere on the Property.

        27.5. GOVERNING, LAW. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

        27.6. ASSIGNMENT OF LEASE, AND/OR RENTS. With reference to any assignment by Landlord of its interest in this Lease and/or the Rent payable hereunder, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding a Mortgage on the Building, the Property or any portion thereof, Landlord and Tenant agree:

               (a) that the execution thereof by Landlord and acceptance thereof by such Mortgagee shall never be deemed an assumption by such Mortgagee of any of the obligations of the Landlord hereunder, unless such Mortgagee shall, by written notice sent to the Tenant, specifically otherwise elect; and

               (b) that, except as aforesaid, such Mortgagee shall be treated as having assumed the Landlord's obligations hereunder only upon foreclosure of such Mortgagee's Mortgage and the taking of possession of the Premises after having given notice of its intention to succeed to the interest of the Landlord under this Lease.

        27.7. NOTICE OF LEASE. Tenant agrees that it will not record this Lease in any Registry of Deeds or Registry District, provided however that either party shall at the request of the other, execute and deliver a recordable Notice of this Lease in the form prescribed by and as required by Chapter 183, Section 4 of the Massachusetts General Laws.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.

FOURTH AVENUE LLC                           NEUROMETRIX, INC.
BY: COMMONWEALTH DEVELOPMENT
GROUP LLC, MANAGER
                                            By:
/s/ James A. Magliozzi                             /s/ Shai Gozani
----------------------------------------           ------------------------
James A. Magliozzi, Manager                 Name:  Shai Gozani
                                            Title: CEO, duly authorized

                                    EXHIBIT A

                                   LEASE PLAN

                                    EXHIBIT B

                                      LAND

                                   EXHIBIT B-2

        A certain parcel of land situated in Waltham, County of Middlesex, Commonwealth of Massachusetts, together with all buildings and improvements thereon, shown as Parcel 12 on a plan entitled "Subdivision Plan of Land for Prospect Hill Executive Office Park, a Subdivision in Waltham, MA, Definitive Subdivision Plan", dated June 22, 1988, prepared by Vanasse Hangen Brustlin, Inc. recorded at the Middlesex South Registry of Deeds as Plan No. 1365 of 1988 recorded at Book 19393, Page 5, being more particularly bounded and described according to said plan, as follows:

Southeasterly    by Fifth Avenue, three hundred fifty five and 68/100(355.68)
                 feet;

Southwesterly    by Parcel 13, three hundred thirteen and 95/100 (313.95)feet;

Northwesterly    by Parcel 14, three hundred fifty one and 00/100 (351.00)feet;

Northeasterly    by Parcels 14 and 10, three hundred twenty one and 61/100
                 (321.61) feet.

Containing, according to said plan, 2.577 acres of land.

        Said premises have the benefit of the appurtenant right, privilege and easement in, over and to all entrances and exits, sidewalks, driveways, roadways and other means of access, ingress and egress to the above described premises, over Parcel 14 (now 14C) and Fourth Avenue as shown on the above referenced plan and as set forth in the deed to Grantor.

                                    EXHIBIT C

                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Property shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant.

2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. No curtains, blinds, shades, or screens shall be attached or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality type, design and color, and attached in a manner, approved by Landlord in writing in advance.

3. Except as permitted under the Lease, no sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant of the Building without the prior written consent of Landlord.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other parts of the Building.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

7. Except as permitted under the Lease, no tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as Landlord may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner approved by Landlord in writing and in advance.

8. No bicycles, vehicles, dogs (except for seeing eye dogs and similar animals) or other animals, birds or pets of any kind shall be brought into or kept in or about the premises demised to any tenant. Bicycles may be stored in racks, if any, furnished for such purpose by Landlord in a common area of the Property. No cooking shall be done or permitted in the Building by any tenant without the approval of Landlord. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

9. Without the prior written consent of Landlord, no space in the Building shall be used for manufacturing, or for the sale of merchandise, goods or property of any kind at auction.

10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

11. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, storage areas, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant.

12. All removals from the Building, or the carrying in or out of the Building or the premises demised to any tenant, of any safes, freight, furniture, or bulky matter of any description must take place at such time and in such manner as Landlord or its agents may determine, from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Building Rules or the provisions of such tenant's lease.

13.     Intentionally omitted.

14. Landlord shall have the right to prohibit any advertising by any tenant or occupant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from Landlord, such tenant or occupant shall refrain from or discontinue such advertising.

15. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and windows closed.

16. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors, and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

17. No premises shall be used, or permitted to be used, for lodging or sleeping, or for any immoral or illegal purpose.

18. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may require.

19. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

20. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord in writing and in advance.

21. No premises shall be used, or permitted to be used, at any time, without the prior written approval of Landlord, as a store for the sale or display of goods, wires or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purpose.

22. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Landlord. If any such matter requires special handling, only a person holding a Master Rigger's license shall be employed to perform such special handling. No tenant shall place, or permit to be placed, on any part of the floor or floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of safes and other heavy matter, which must be placed so as to distribute the weight.

23. The requirements of tenants will be attended to only upon application at the office of the Building. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the managing agent of the Building.